T. Rowe Price Global Stock Fund

T. Rowe Price Global Stock Fund – Advisor Class

T. Rowe Price Institutional Global Equity Fund

Supplement to prospectuses dated March 1, 2012

The following information updates the prospectuses for the T. Rowe Price Global Stock Fund, T. Rowe Price Global Stock Fund – Advisor Class, and T. Rowe Price Institutional Global Equity Fund (the “Funds”).

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective October 1, 2012, David J. Eiswert will replace Robert N. Gensler as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee.

In section 3, the disclosure under “Portfolio Management” as it relates to the Funds is supplemented as follows:

Effective October 1, 2012, David J. Eiswert will replace Robert N. Gensler as Chairman of the Investment Advisory Committee. Mr. Eiswert joined the Firm in 2003 and his investment experience dates from 2000. Since joining the Firm, he has served as an equity research analyst and a portfolio manager (beginning in 2008).

The date of this supplement is April 10, 2012.

C13-041 4/10/12